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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                             --------------------


                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                 July 22, 1996

                              ANIKA RESEARCH, INC.
               (Exact name of registrant as specified in charter)

                                 MASSACHUSETTS
                 (State or Other Jurisdiction of Incorporation)

          000-21326                                   04-3145961
    (Commission file number)            (IRS employer identification number)


236 WEST CUMMINGS PARK, WOBURN, MASSACHUSETTS            01801
    (Address of principal executive offices)           (Zip code)


                                 (617) 932-6616
              (Registrant's telephone number, including area code)



                   This document contains a total of 3 pages.


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          ITEM 5.  OTHER EVENTS
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          On July 22, 1996, the Board of Directors of Anika Research, Inc. (the
"Company") announced that it commenced a search with a national executive recruiting firm to fill its chief executive officer position, which has been vacant since January 1996.

          The Company also announced that effective July 22, 1996, Robert S. DuFresne resigned as president to pursue other opportunities. In the interim, the Board of Directors has established an office of the president to oversee company operations. The office will be composed of Sean F. Moran, 38, vice president - finance and chief financial officer, and Shawn Kinney, 37, vice president - operations.

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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ANIKA RESEARCH, INC.


Date: July 24, 1996                 By: /s/ Jing-wen Kuo
                                        ------------------------------------
                                        Jing-wen Kuo
                                        Vice President-Technical Affairs


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